SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2003

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut (Address of principal executive offices)	06856-4500 (Zip Code)

(203) 750-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated January 10, 2003.

Item 9.    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated January 10, 2002, announcing the Corporation’s decision to close its manufacturing plant in Indianapolis, Indiana.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name: George H. Pain Title: Vice President, General Counsel and Secretary

Date:  January 10, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated January 10, 2003.